UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

May 20, 2021

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the

appropriate box

below if

the Form

8-K filing

is intended

to simultaneously

satisfy the

filing obligation

of the

registrant
under any of the following provisions:

☐

Written communications pursuant to

Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d

-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405

of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b

-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to

use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

THE CATO

CORPORATION

Item 2.02.

Results of Operations and Financial Condition.

On May 20, 2021, The Cato Corporation (the “Company”) issued a press release regarding its financial results for the first quarter ending May 1, 2021.

A copy of this press release is
furnished as Exhibit 99.1 hereto.

Item 5.07.

Submission of Matters to a Vote

of Security Holders.

On May 20, 2021, the Registrant

held its Annual

Meeting.

The following

are the voting results

on
each matter

submitted

to the Registrant’s

stockholders

at the Annual

Meeting.

The proposals

below
are described

in detail

in the Proxy

Statement.

At the Annual Meeting, the three

nominees

for director were elected to the

Registrant’s

Board of
Directors

(Proposal

1 below).

In addition, management’s

proposal

to amend and

restate

the Cato Corporation

2013 Employee
Stock Purchase

Plan was

approved

(Proposal

2 below).

In addition, management’s proposal regarding

the Company’s executive compensation was
approved

(Proposal

3 below).

In addition,

management’s

proposal

regarding

the selection

of PricewaterhouseCoopers

LLP as the
Company’s independent registered public accounting firm

for the fiscal

year ending January 29,
2022 was

approved

(Proposal

4 below).

Summary

Of Voting By Proposal

1.

To elect John P.D. Cato, Thomas

E. Meckley

and Bailey

W. Patrick, each for

a term expiring

in
2024 and until their

successors

are elected

and qualified.

Votes recorded, by nominee, were as
follows:

Nominee For Abstain
Broker

Non-Votes
John P.D. Cato 33,028,710 301,255 3,347,114
Thomas E.

Meckley
32,694,837 635,128 3,347,114
Bailey

W. Patrick
28,642,601 4,687,364 3,347,114

2.

To consider

and vote

upon a

proposal to

amend and

restate The

Cato Corporation

2013
Employee Stock Purchase Plan.

The Company’s shareholders voted

to approve this proposal
with 33,160,165

votes for

and 148,184

votes against.

There were

21,616 abstentions

and
3,347,114 Broker non-votes.

3.

To approve,

on an advisory

basis, the Company’s

executive compensation.

The Company’s
shareholders voted to approve this

proposal with 24,992,869 for and 8,220,993

votes against.

There were 116,103 abstentions and 3,347,114 Broker non-votes.

4.

To approve,

to ratify the

selection of PricewaterhouseCoopers

LLP as the Company’s
independent registered

public accounting

firm for

the fiscal

year ending

January 29,

2022.

The Company’s shareholders voted to approve this proposal with 36,447,359 for and

118,581
votes against.

There were 111,139 abstentions.
Item 7.01.

Regulation FD Disclosure.

On May 20, 2021, The Cato Corporation issued a press release announcing the decision to resume quarterly dividend declarations.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 7.01 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit 99.1 - Press Release issued May 20, 2021 - Earnings Release

Exhibit 99.2 - Press Release issued May 20, 2021 - Dividend Declaration

Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant

has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION

May 21, 2021
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
May 21, 2021 /s/ John R. Howe
Date John R. Howe
Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
Exhibit 99.1 - Press Release issued May 20, 2021
- Earnings Release
99.1
Exhibit 99.2 - Press Release issued May 20, 2021
- Dividend Declaration
99.2
Exhibit 104 – Cover Page Interactive Data File
(embedded within Inline XBRL document)